SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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 Date of Report (Date of earliest event reported): November 18, 2003
(November 14, 2003)

                            DOV Pharmaceutical, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                      000-49730                22-3374365
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of principal executive offices) (Zip code)

                                 (201) 968-0980
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

(c)         Exhibits. The following exhibit is furnished herewith:

Exhibit
Number      Description
-------     -----------

99.1        Earnings press release dated November 14, 2003, issued by registrant

Item 12. Results of Operation and Financial Condition

On November 14, 2003, a press release (exhibit 99.1) was issued by registrant followed by its quarterly report on Form 10-Q filed the same day.

Exhibit 99.1 is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of registrant under the Securities Act of 1933, as amended. Furthermore, the furnishing of exhibit 99.1 in this current report is not intended to constitute a determination by registrant that the information contained therein is material or that the dissemination of such information herein is required by Regulation FD.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DOV Pharmaceutical, Inc.


Dated: November 18, 2003                /s/ Arnold Lippa
                                        -----------------------
                                        Arnold Lippa
                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Earnings press release dated November 14, 2003, issued by registrant